1Q11 Earnings Conference Call Supplemental Materials April 26, 2011 Exhibit 99.2

Forward Looking Statements
Safe Harbor
In connection with the proposed mergers, IBERIABANK Corporation has filed Registration
Statements on Form S-4 that contain a proxy statement/prospectus.  INVESTORS AND SECURITY
HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE
PROPOSED TRANSACTIONS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about
IBERIABANK Corporation, Cameron Bancshares, Inc. and OMNI BANCSHARES Inc., without charge, at the
SEC's web site at http://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free from the
IBERIABANK Corporation website,
www.iberiabank.com,
under the heading “Investor Information”.
This communication is not an offer to purchase shares of Cameron Bancshares, Inc.
common stock or OMNI BANCSHARES, Inc. common stock, nor is it an offer to sell shares of IBERIABANK
Corporation common stock which may be issued in either proposed merger.  Any issuance of
IBERIABANK Corporation common stock in either proposed merger would have to be registered under the
Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.
Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-
looking statements involve significant risks and uncertainties.  Actual results may differ materially from the results discussed in these forward-looking statements.  Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.

3 Introductory Comments

Introductory Comments
Summary – Position
Favorable Balance Sheet Composition
Very Balanced; Core Funded; Low C&D Exposure
Continued Good Asset Quality; Extraordinary Capital
Favorable Interest Rate And Credit Risk Positioning
Some of the Highest Capital Ratios of Bank Holding
Companies with More Than $5 Billion in Assets
Approximately $217 Million in Excess Liquidity In 1Q11
Deposit Runoff During 1Q11 As We Lowered Deposit Rates
Future Growth Engines in Multiple Markets
Strategic Recruiting Continued During The 1 Quarter
Fortunately, We Avoided What Ails The Banking Industry
Remain Well Positioned For Future Opportunities
st

Corporate Overview
1Q11
Deposit Market Share as of  June 30, 2010
Source: SNL Financial
Map Reflects Locations as of  April 26, 2011
* Includes OMNI and Cameron branches
NASDAQ Traded     IBKC
Headquarters Lafayette, LA
Founded 1887
Market Cap           $ 1.6 Billion
Locations  *                255
(Bank Branches *     176)
FTE’s                       2,142
Asset Size $ 9.9 Billion
Deposits              $  7.9 Billion
Loans                    $  6.1 Billion
Clients                         216,000
Subsidiaries
IBERIABANK
Lenders Title
Arkansas
36 Branches
$1.0 bil deposits
#12 Rank
33 Non-bank Offices
Texas
4 Branches
$53 mm deposits
#462 Rank
4 Non-bank Offices
Louisiana
86 Branches*
$5.1 bil deposits
#5 Rank
21 Non-bank Offices
Alabama
10 Branches
$474 mm deposits
#22 Rank
4 Non-bank Offices
Florida
43 Branches
$3.0 bil deposits
#21 Rank
8 Non-bank Offices
Tennessee
2 Branches
$170 mm deposits
#105 Rank
1 Non-bank Office
Locations
IBERIABANK Branches 140
OMNI BANK Branches 14
Cameron State Bank Branches 22
IBERIABANK Mortgage Locations 54
IBERIA Capital Partners 1
Title Insurance Offices 24
255
Total Offices

6 Financial Overview

Financial Overview
Summary – 1Q11 and 03/31/11
T/E Net Interest Income Up $6mm (+8%)
Credit Quality Statistics Excluding FDIC Covered Assets:
•
NPA/Assets = 1.01% (0.91% in 4Q10)
•
30+ Days Past Due = 1.65% (1.44% in 4Q10)
•
Loan Loss Reserve/Loans = 1.45% (1.40% in 4Q10)
•
Net COs/Average Loans = -0.06% (0.96% in 4Q10)
•
Provision = $5mm ($11mm in 4Q10)
Minimal Gains On Sale of Investments in 1Q11
Merger And Conversion Related Costs = $1.6mm ($1.7mm in
4Q10)
Reported EPS = $0.54, Up 12% from 4Q10
EPS Excluding One-Time Costs = $0.58, Up 10% from 4Q10
Capital Ratios Improved (Tier 1 Leverage up 41 bps to 11.65%)

Financial Overview
Favorable Balance Sheet Growth
1Q11 Results
1Q11 Results
•
Loans +$86mm, +1%
•
Deposits -$56mm -1%
•
Loan/Deposits = 78%
•
Equity = +$10mm, +1%
•
Equity/Assets = 13.21%
•
Tier 1 Leverage = 11.65%
•
Div Payout = 62.6%
•
ROA = 0.59%
•
ROE = 4.52%
•
ROTE = 5.95%
•
Efficiency Ratio = 76%
•
Tang Eff. Ratio = 74%
•
BV/Share = $48.68
•
Tang BV/Share = $38.95
$600
$1,000
$1,400
$1,800
$2,200
$2,600
$3,000
$3,400
$3,800
$4,200
$4,600
$5,000
$5,400
$5,800
$6,200
$6,600
$7,000
$7,400
$7,800
$8,200
$8,600
Total Loans And Deposits ($ Millions)
Loans
Deposits
Quarterly Averages
Annual Average Balances
-1%
20%
17%
17%
22%
34%
1%
3%
7%
4%
13%
15%
12%
17%
15%
14%
52%
43%
18%
21%
38%
71%
5%
2%

Financial Overview
Trends - Mortgage Interest Rates
Conforming
Rates Have
Bounced Off
Of Lows
Refi Activity
Has
Diminished
Sales
Spreads
Remain
Favorable
Improved
Competitive
Dynamics In
Mortgage
Business

Financial Overview
Mortgage Quarterly Revenues
In 1Q11 Closed
$289mm (-44%
Vs. 4Q10)
In 1Q11 Sold
$319mm (-47%
Vs. 4Q10)
1Q11 Vs. 4Q10:
45% Decrease In
Mtg. Revenues
1Q11 Vs. 1Q10:
21% Increase In
Mtg. Revenues
$122 mm Locked
Pipeline on
4/22/11
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0
$11.0
$12.0
$13.0
$14.0
$15.0
$16.0
$17.0
2003 2004 2005 2006 2007 2008 2009 2010 2011
Mortgage Gains On Sale Of Loans
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
**
Assumes Pulaski's acquisition of IBERIABANK Mortgage beginning in February 2007

Financial Overview
Title Insurance Qtrly Revenues
Title & Mortgage
Footprints Don’t
Necessarily
Overlap
1Q11: $3.8mm
In Revenues
(-19% Vs. 4Q10)
New CEO For
Title Business
On 10/25/10
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008 2009 2010 2011
Title Insurance Revenues
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
*
Includes United Title in April 2007
**
Includes American Abstract in March 2008

Financial Overview
Service Charges/Revenues

•
Less Reliance On
Service Charge
Income And
Consumer Fees
Than Peers
•
77% Of Eligible
Accounts With
Overdraft Activity
Have Opted-In To
Overdraft Services
(Reg-E)
0.0% 5.0% 10.0% 15.0% 20.0% 25.0%
TIBB
EBTX
PBIB
IBKC
WTNY
CSFL
UCBI
SBCF
PFBX
FSGI
HOMB
TRMK
BXS
HBHC
SFNC
FMFC
RNST
SBSI
MSL
CCBG
OZRK
IBKC = 5.2%
Source: SNL Data as of most recent quarter
Non-Interest Income Excludes Gains on Acquisitions and Investment Sales

Financial Overview
Quarterly Repricing Schedule
2Q11 3Q11 4Q11 1Q12 2Q12
Cash Equivalents 202.5 $              - $       - $       - $       - $
0.57% 0.00% 0.00% 0.00% 0.00%
Investments 113.6 $              110.2 $    121.3 $    79.5 $     88.8 $
4.06% 4.14% 3.26% 4.01% 3.69%
Loans 3,408.9 $           326.6 $    257.2 $    231.1 $    195.3 $
3.52% 5.21% 5.63% 5.75% 5.88%
Time Deposits 657.0 $              521.2 $    438.7 $    317.0 $    212.3 $
1.42% 1.40% 1.76% 1.93% 2.35%
Borrowed Funds 329.4 $              4.6 $       1.7 $       13.1 $     5.6 $
1.26% 3.64% 3.57% 3.28% 1.85%

Financial Overview
Interest Rate Simulations
Source: Bancware
model, as of March 31, 2011
Fairly Balanced From An Interest Rate Risk Position
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Forward Curve Has A Small Positive Impact Over 12 Months
Includes FDIC Assisted Acquisitions of CapitalSouth, Orion, Century and Sterling
Base Blue Forward
Change In:
-200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income 0.1% 0.3% 0.0% 0.4% 1.5% 0.0% 0.1%
Economic
Value of
Equity
-12.3% -2.9% 0.0% -1.1% -3.8% -0.5% -0.7%

Financial Overview
Annual Change In Stock Price
Source: Bloomberg
as of April 25, 2011
-60%
-40%
-20%
0%
20%
40%
60%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
58%
27%
45%
47%
13%
-4%
16%
-21%
3%
12%
10%
1%
IBKC
S&P Banks
NASDAQ Banks
DJIA
S&P 500
Russell 2000

Financial Overview
3 Years Price Change By Index
Source: SNL Through April 25, 2011
-70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 30%
+24%
Southeast Banks
Micro Cap Banks
Banks < $250M
Mid Cap Banks
S&P Bank
TARP Participants
Banks < $500M
Banks > $10B
Banks $250M - $500M
S&P Financials
Banks
KBW Bank
Banks $1B - $5B
Large Cap Banks
Midwest Banks
Mid - Atlantic Banks
Banks $500M - $1B
Small Cap Banks
All Financial Institutions
Banks $5B - $10B
NASDAQ Bank
New England Banks
NASDAQ Finl
Southwest Banks
Western Banks
NYSE
S&P 500
Russell 3000
NASDAQ
Russell 2000
S&P Small - Cap
S&P Mid- Cap
IBERIABANK Corporation

17 Asset Quality

Asset Quality
Loan Portfolio Mix
% based on gross portfolio – excluding discounts on
loans acquired in FDIC-assisted transactions
Residential
5%
Home Equity
9%
Credit Card
1%
Automobile
0%
Indirect
Automobile
4%
Other Consumer
1%
Business
21%
Commercial RE
25%
All Other Loans
3%
CapitalSouth
Gross Loans = 4%,
Discount = 1%
Orion
Gross Loans = 12%,
Discount = 5%
Century
Gross Loans =5%,
Discount = 2%
Transparent slices indicate loan discounts
Sterling
Gross Loans = 2%,
Discount = 1%
$000s % of CRE
%
Loans
C&D-IBERIABANK 276,304              17% 4%
CRE-Owner Occupied 612,478              37% 9%
CRE-Non-Owner Occupied 763,930              46% 11%
Total Commercial RE 1,652,712 $         100% 25%

Asset Quality
IBERIABANK
Builder & Non-Builder
C&D Loan Exposure
Note: Excludes Covered Loans
<100% 100% <100% 100%
Complete Complete Complete Complete
Baton Rouge Market 7,661 20,688 19 57
Iberia & Community Bank Market 55 3,122 1 110
Lafayette Market 17,329 38,355 28 122
NE Louisiana Market 382 4,142 6 47
New Orleans Market 27,268 48,058 14 68
Northshore Market 1,913 2,719 3 17
Shreveport Market 2,947 5,118 7 6
Birmingham Market 613 1,103 2 2
Huntsville Market - - 0 0
Mobile Market 560 5,670 2 6
Montgomery Market - - 0 0
Little Rock Market 7,487 25,452 8 61
N Mississippi Market - - 1 0
NE Arkansas Market 1,543 4,989 9 116
NW Arkansas Market 68 1,802 3 22
Regional Commercial Banking-North 4,738 27,180 3 8
Memphis Market - 3,876 0 11
Houston Market 796 6,483 6 4
Mortgage Lending & RIC 653 3,533 8 17
Total 74,013 $        202,290 $        120 674
By Dollar Amount ($000) Number
Construction & Development Loans (1A)
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Reserves Reserves
Baton Rouge Market 28,349 28,349 - - - - 372 0.0% 1.31%
Iberia & Community Bank Market 3,177 3,161 5 - - 11 43 0.4% 1.35%
Lafayette Market 55,684 55,674 - - - 10 1,116 0.0% 2.00%
NE Louisiana Market 4,524 4,524 - - - - 106 0.0% 2.34%
New Orleans Market 75,326 75,315 - - - 11 904 0.0% 1.20%
Northshore Market 4,632 4,556 - - - 76 130 1.6% 2.80%
Shreveport Market 8,064 8,064 - - - - 78 0.0% 0.97%
Birmingham Market 1,716 1,716 - - - - 21 0.0% 1.24%
Huntsville Market - - - - - - - -- --
Mobile Market 6,230 6,230 - - - - 74 0.0% 1.19%
Montgomery Market - - - - - - - -- --
Little Rock Market 32,938 30,846 - - - 2,092 731 6.4% 2.22%
N Mississippi Market - - - - - - - -- --
NE Arkansas Market 6,532 6,248 - - - 285 102 4.4% 1.56%
NW Arkansas Market 1,870 579 - 221 - 1,070 32 57.2% 1.71%
Regional Commercial Banking-North 31,918 31,572 - - - 346 678 1.1% 2.12%
Memphis Market 3,876 2,846 - - - 1,030 178 26.6% 4.60%
Houston Market 7,279 7,279 - - - - 129 0.0% 1.77%
Mortgage Lending & RIC 4,186 2,354 - - - 1,832 25 43.8% 0.60%
Total 276,304 $ 269,315 $ 5 $         221 $      - $       6,763 $   4,719 $   2.4% 1.71%
By Dollar Amount ($000)
# Of Days Past Due
Construction & Development Loans (1A)
# Of Loans $ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Baton Rouge Market 28,349 43,658 76 10.3% 65% 373,020 $
Iberia & Community Bank Market 3,177 3,222 111 1.1% 99% 28,621 $
Lafayette Market 55,684 72,265 150 20.2% 77% 371,228 $
NE Louisiana Market 4,524 5,567 53 1.6% 81% 85,366 $
New Orleans Market 75,326 91,282 82 27.3% 83% 918,613 $
Northshore Market 4,632 8,143 20 1.7% 57% 231,595 $
Shreveport Market 8,064 14,599 13 2.9% 55% 620,343 $
Birmingham Market 1,716 8,426 4 0.6% 20% 428,970 $
Huntsville Market - - - 0.0% -- --
Mobile Market 6,230 6,789 8 2.3% 92% 778,802 $
Montgomery Market - - - 0.0% -- --
Little Rock Market 32,938 41,378 69 11.9% 80% 477,367 $
N Mississippi Market - - 1 0.0% -- - $
NE Arkansas Market 6,532 8,417 125 2.4% 78% 52,260 $
NW Arkansas Market 1,870 2,057 25 0.7% 91% 74,803 $
Regional Commercial Banking-North 31,918 38,184 11 11.6% 84% 2,901,639 $
Memphis Market 3,876 3,877 11 1.4% 100% 352,376 $
Houston Market 7,279 10,436 10 2.6% 70% 727,858 $
Mortgage Lending & RIC 4,186 5,454 25 1.5% 77% 167,444 $
Total 276,304 $   363,756 $        794 100.0% 76% 347,989 $
By Dollar Amount ($000)
Construction & Development Loans (1A)
Nonaccrual
Nonaccrual

Asset Quality
1Q11 Compared To Prior Quarters
Note: Includes FDIC Assisted Acquisitions
($thousands)
2Q10 3Q10 4Q10 1Q11
Nonaccruals 870,154 $       871,353 $       816,243 $       800,265 $
OREO & Foreclosed 45,843 57,495 69,218 83,186
90+ Days Past Due 113,891 43,593 53,112 29,279
Nonperforming Assets 1,029,887 $    972,441 $       938,573 $       912,730 $
NPAs/Assets 9.93% 9.21% 9.36% 9.18%
NPAs/(Loans + OREO) 17.74% 16.63% 15.37% 14.71%
LLR/Loans 1.67% 2.28% 2.26% 2.44%
Net Charge-Offs/Loans 0.44% 0.36% 0.72% -0.05%
Past Dues:
30-89 Days Past Due 119,026 $       89,786 $        111,345 $       107,725 $
90+ days Past Due 113,891 43,593 53,112 29,279
Nonaccual Loans 870,154 871,353 816,243 800,265
Total 30+ Past Dues 1,103,071 $    1,004,732 $    980,700 $       937,269 $
% Loans 19.15% 17.35% 16.25% 15.31%
Loan Mix:
Commercial 65.0% 66.2% 67.2% 67.5%
Consumer 14.3% 15.4% 15.4% 16.0%
Mortgage 13.6% 12.4% 11.5% 10.8%
Business Banking 1.7% 1.4% 1.4% 1.4%
Indirect 4.7% 4.0% 3.8% 3.7%
Credit Cards 0.7% 0.6% 0.7% 0.6%
Total Loans 100.0% 100.0% 100.0% 100.0%
IBERIABANK Corporation

By Entity: 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11**
Consolidated (Ex-FDIC Covered Assets)
     30+ days past due 0.72% 0.73% 0.77% 0.52% 0.33% 0.35%
     Non-accrual 0.97% 1.31% 1.13% 0.96% 1.11% 1.30%
     Total Past Due 1.69% 2.04% 1.90% 1.48% 1.44% 1.65%
CapitalSouth Only
     30+ days past due 5.69% 7.54% 7.83% 7.94% 7.10% 7.85%
     Non-accrual 22.25% 25.23% 23.87% 23.38% 21.12% 21.47%
     Total Past Due 27.94% 32.77% 31.70% 31.32% 28.22% 29.32%
Orion Only
     30+ days past due 8.72% 4.64% 8.51% 3.59% 6.11% 4.24%
     Non-accrual 30.37% 36.63% 34.06% 36.26% 34.52% 36.07%
     Total Past Due 39.09% 41.27% 42.57% 39.85% 40.63% 40.31%
Century Only
     30+ days past due 6.03% 7.04% 7.58% 3.53% 5.44% 5.18%
     Non-accrual 30.67% 35.90% 38.31% 40.57% 41.39% 42.15%
     Total Past Due 36.70% 42.94% 45.89% 44.10% 46.83% 47.33%
Sterling Only
     30+ days past due 7.31% 10.68% 12.17%
     Non-accrual 20.08% 26.68% 28.59%
     Total Past Due 27.39% 37.36% 40.76%
Consolidated With FDIC Covered Assets
     30+ days past due 3.60% 3.09% 3.48% 1.98% 2.44% 2.04%
     Non-accrual 12.70% 14.23% 13.01% 12.95% 12.10% 11.89%
     Total Past Due 16.30% 17.32% 16.49% 14.93% 14.54% 13.93%
Loans Past Due
Loans Past Due 30 Days Or More And Nonaccruing Loans As % Of Loans Outstanding

Asset Quality
Loans Past Due + Non-Accruals
** Beginning in 2011, IBERIABANK fsb was merged with IBERIABANK

(Dollars in $000s)
1Q10 2Q10 3Q10 4Q10 1Q11* $Chg
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 Last Qtr.
Nonaccrual Loans 969,159 $       870,153 $       871,353 $    816,244 $    800,265 $   (15,979) $
OREO & Foreclosed Assets 50,142 $        45,843 $        57,495 $      69,217 $      83,186 $     13,969 $
Accruing 90+ Days Past Due 60,357 $        113,891 $       43,593 $      53,112 $      29,279 $     (23,832) $
Total NPAs 1,079,658 $    1,029,887 $    972,441 $    938,573 $    912,730 $   (25,842) $
NPAs / Total Assets 10.39% 9.93% 9.21% 9.36% 9.18%
30-89 Days Past Due 119,226 $       119,026 $       89,786 $      111,345 $    107,725 $   (3,620) $
30-89 Days PDs / Loans 2.08% 2.07% 1.55% 1.84% 1.76%

Asset Quality
Trends – Entity NPAs & Past Dues
Note: Includes FDIC Assisted Acquisitions

Asset Quality
Trends – Entity LLR & Net COs
Note: Includes FDIC Assisted Acquisitions
(Dollars in $000s)
1Q10 2Q10 3Q10 4Q10 1Q11** $Chg
3/31/10 06/30/10 09/30/10 12/31/2010 3/31/2011 Last Qtr.
Loan Loss Reserve* 63,875 $     96,000 $     131,954 $   136,100 $   149,119 $   13,019 $
LLR / Total Loans 1.11% 1.67% 2.28% 2.26% 2.44%
Net Charge-Offs 5,094 $      6,111 $      5,330 $      10,506 $     (764) $        (11,270) $
Net COs/Avg Loans 0.36% 0.44% 0.36% 0.72% -0.05%
LLR Coverage Of NPAs 6% 9% 14% 15% 16%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Loan Mix And 30 Days+ Past Due
1Q10 2Q10 3Q10 4Q10 1Q11 1Q11*
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 3/31/11
% of Outstandings Commercial 63.0% 65.0% 66.2% 67.3% 67.5% 69.1%
Mortgage 17.1% 13.6% 12.4% 11.5% 10.8% 7.4%
Consumer 13.0% 14.3% 15.4% 15.4% 16.0% 15.3%
Indirect 4.5% 4.7% 4.0% 3.8% 3.7% 5.3%
Business Banking 1.7% 1.7% 1.4% 1.4% 1.4% 2.0%
Credit Cards 0.7% 0.7% 0.6% 0.6% 0.6% 0.9%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days Commercial 21.17% 17.08% 15.99% 15.55% 14.78% 1.63%
Mortgage 16.61% 16.54% 14.28% 14.94% 15.21% 2.90%
Consumer 8.06% 10.96% 16.22% 14.82% 13.94% 1.21%
Indirect 1.01% 0.78% 0.78% 0.87% 0.74% 0.74%
Business Banking 2.73% 2.51% 2.95% 2.57% 2.82% 2.82%
Credit Cards 2.12% 1.71% 1.50% 1.57% 1.74% 1.60%
Total Loans 17.32% 15.01% 14.93% 14.54% 13.93% 1.65%
* Excludes FDIC assisted acquisitions

Asset Quality
Loan Loss Reserve
•
Legacy IBERIABANK Credits Performing Very Well
•
Net Recoveries in Legacy Portfolio in 1Q11
•
Classified Assets And NPAs Remain Favorable
•
$5.5 Million Loan Loss Provision In 1Q11 (4Q10 = $11.2
Million)
•
Acquired Builder Construction Portfolio Was Only $3.7
Million (0.06% of Total Loans)
($0.7) Million In
Legacy Net
Charge-Offs In
1Q11 (-0.06% Of
Average Loans)
1Q10 2Q10 3Q10 4Q10 1Q11
Net Charge-Offs - legacy 5,094 $    5,956 $    6,123 $    10,473 $ (655) $
Loan Growth (501) 354 683 5,501 2,043
Change In Asset Quality 7,680 158 (3,548) (4,418) 2,313
Loan Loss Provision - legacy 12,273 $  6,468 $    3,258 $    11,556 $ 3,701 $
Loan Loss Provision - FDIC Acqs. 928 6,431 1,870 (332) 1,770
Total Loan Loss Provision 13,201 $  12,899 $  5,128 $    11,224 $ 5,471 $
Net Charge-Offs/Avg. Loans 0.36% 0.44% 0.36% 0.72% -0.05%
Loan Loss Reserve/Loans 1.11% 1.67% 2.28% 2.26% 2.44%

The Lowest Level Of
C&D Loan Exposure
Compared To Peers
One Of The Lowest
Levels Of NPAs
Compared To Peers
Asset Quality
C&D Loans And
NPAs Compared To
Peers
Source: SNL, using most recent quarterly information

C&D Loans /
Total Loans
NPAs / Total
Assets
0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0%
IBKC
SBCF
TRMK
PNFP
CCBG
SFNC
BXS
HBHC
WTNY
PRSP
UCBI
OZRK
5.0%
0.00% 2.00% 4.00% 6.00% 8.00% 10.00%
PRSP
IBKC
HBHC
TRMK
PNFP
WTNY
SFNC
OZRK
BXS
CCBG
UCBI
SBCF
1.01%
9.18%
IBKC Including Acquisitions

Asset Quality
Commercial Real Estate Loan Portfolio
Excludes covered loans related to FDIC-Assisted Acquisitions
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
8,000,000
9,000,000
10,000,000
Non-Builder Portfolio CRE
-
CRE Loans Outstanding At March 31, 2011

Asset Quality
Commercial Real Estate Loan Portfolio
Note: Includes commercial construction and land development loans
Excludes covered loans related to FDIC-Assisted Acquisitions
Mar 2010 Jun 2010 Sep 2010 Dec 2010 Mar 2011
Non-Owner Occupied
Current 876.3 $         866.3 $         910.5 $         895.0 $         916.1 $
Past Due 11.2 15.8 1.5 2.5 6.8
Nonaccrual 26.2 21.7 18.4 22.7 31.9
Total 913.7 $         903.8 $         930.5 $         920.2 $         954.8 $
% Nonaccrual 2.87% 2.40% 1.98% 2.46% 3.34%
Owner Occupied
Current 624.1 $         646.6 $         605.2 $         632.6 $         691.2 $
Past Due 1.4 2.5 7.3 1.7 0.8
Nonaccrual 10.0 8.1 5.0 5.6 5.9
Total 635.5 $         657.2 $         617.5 $         639.9 $         697.9 $
% Nonaccrual 1.57% 1.23% 0.81% 0.88% 0.84%
Total CRE 1,549.2 $      1,561.0 $      1,548.0 $      1,560.1 $      1,652.7 $
% Nonaccrual 2.33% 1.91% 1.52% 1.81% 2.29%
Non-Owner Occup/RBC 76% 74% 78% 76% 100%

Asset Quality
Commercial Loan Composition
Note: At March 31, 2011; Includes commercial construction and land development loans – excludes Covered Assets
0% 5% 10% 15% 20%
Storage
Communications
Religious
Households
Agriculture
Transport
Education
Heavy/Civil Construction
Construction
Retail
Governmental
Real Estate
Hospitality
Wholesalers
Financial/Insurance
RE-Owner Occupied
Energy
Manufacturing
Other
Medical
RE-Non-Owner Occupied
0%
1%
1%
2%
2%
2%
2%
2%
3%
3%
5%
5%
5%
5%
5%
5%
6%
7%
8%
11%
19%
% Of Commercial Loan Portfolio At 3/31/2011

30 Consumer Loan Portfolio

Consumer Loan Portfolio
By Product – Score Distribution
Note: Excludes Credit Cards
Excludes Covered Loans from FDIC Acquisitions
Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 11% 12% 4% 8% 13% 14%
750 - 799 41% 39% 24% 30% 26% 30%
700 - 749 24% 25% 25% 24% 22% 22%
650 - 699 13% 12% 22% 18% 18% 17%
600 - 649 5% 5% 10% 8% 8% 8%
550 - 599 2% 3% 5% 5% 5% 4%
500 - 549 2% 3% 4% 4% 3% 3%
450 - 499 0% 1% 1% 1% 1% 1%
400 - 449 0% 0% 0% 0% 0% 0%
Other 1% 1% 3% 2% 3% 1%
Total 100% 100% 100% 100% 100% 100%
Volume 219 $      392 $       19 $             26 $             58 $          238 $
Avg. Score 744         726          734              710              704           720
Consumer Portfolio - Score Distribution By Product

Consumer
Loan
Portfolio
Past Dues
By Product
Generally Good
And Stable
Asset Quality
Across
Consumer
Products
Excludes Covered Loans from FDIC Acquisitions
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11
Home Equity Lines of Credit
30 to 59 Days Past Due 0.86% 0.47% 0.24% 0.21% 0.21%
60 to 89 Days Past Due 0.14% 0.05% 0.03% 0.28% 0.01%
Over 90 Days Past Due 0.14% 0.29% 0.15% 0.00% 0.00%
Total 30+ Days Past Due 1.14% 0.80% 0.42% 0.49% 0.22%
Net Charge-Offs 0.47% 0.58% 0.87% 1.28% 0.90%
Home Equity Term Loans
30 to 59 Days Past Due 1.08% 0.45% 0.28% 0.57% 0.29%
60 to 89 Days Past Due 0.18% 0.24% 0.16% 0.17% 0.01%
Over 90 Days Past Due 0.19% 0.13% 0.31% 0.00% 0.00%
Total 30+ Days Past Due 1.45% 0.82% 0.75% 0.75% 0.31%
Net Charge-Offs 0.46% 0.93% 0.21% 0.65% 0.82%
Indirect Loans
30 to 59 Days Past Due 0.49% 0.30% 0.34% 0.40% 0.34%
60 to 89 Days Past Due 0.07% 0.08% 0.09% 0.07% 0.02%
Over 90 Days Past Due 0.07% 0.03% 0.03% 0.00% 0.00%
Non Accrual 0.40% 0.39% 0.35% 0.42% 0.40%
Total 30+ Days Past Due 1.04% 0.80% 0.81% 0.89% 0.76%
Net Charge-Offs 0.31% 0.39% 0.13% 0.39% 0.17%
Credit Card Loans
30 to 59 Days Past Due 0.37% 0.37% 0.35% 0.34% 0.26%
60 to 89 Days Past Due 0.48% 0.21% 0.21% 0.22% 0.32%
Over 90 Days Past Due 0.00% 0.00% 0.00% 0.00% 0.00%
Non Accrual 0.88% 0.90% 0.86% 0.88% 1.02%
Total 30+ Days Past Due 1.73% 1.47% 1.41% 1.44% 1.60%
Net Charge-Offs 3.03% 3.03% 2.16% 1.98% 1.76%
Other Consumer Loans
30 to 59 Days Past Due 0.58% 0.42% 0.48% 0.36% 0.26%
60 to 89 Days Past Due 0.25% 0.21% 0.10% 0.10% 0.09%
Over 90 Days Past Due 0.45% 0.10% 0.04% 0.00% 0.00%
Total 30+ Days Past Due 1.28% 0.73% 0.62% 0.46% 0.35%
Net Charge-Offs 2.57% 1.45% 2.11% 1.86% 0.74%
Total Consumer Loans
Total 30+ Days Past Due 1.11% 0.68% 0.57% 0.58% 0.31%
Net Charge-Offs 0.71% 0.84% 0.60% 0.90% 0.71%
Loans Past Due As A % of Product Loans
Consumer Loan Portfolio - Quarterly Credit Statistics

Consumer Loan Portfolio
By Product – Origination Mix
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q07 3Q07 1Q08 3Q08 1Q09 3Q09 1Q10 3Q10 1Q11
18%
21%
54%
7%
Quarter
Originations - Product Total %
Home Equity 2nd
Home Equity 1st
HELOC 2nd
HELOC 1st

Consumer Loan Portfolio
By Product – Loan-To-Values
54%
81%
67%
75%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Quarter
Loan-to-Values At Time Of Origination
HELOC 1st
HELOC 2nd
Home Equity 1st
Home Equity 2nd

35 Consumer Loan Portfolio Indirect – 30+ Days Past Dues Month Indirect Lending Portfolio Loans Past Due 30 Days Or More -35%

36 Consumer Loan Portfolio Indirect – Net Charge-Offs Month Indirect Lending Portfolio Annualized Net Chargeoffs Per Month .14%

37 FDIC Loss Share Performance

Loss Share Performance
Covered Portfolio Performance

($ in thousands)
1 Excludes non-reimbursable expenses and accrued interest, which totaled $13.8mm life-to-date at March 31, 2011.
Original
Estimated
Losses
Additional
Impairment
Losses to
Date¹
Estimated
Remaining
Losses @
03/31/11
Projected
Total Losses
FDIC
Threshold
Projected
Credit
Improvement
Projected
Credit
Improvement
excl.
Additional
Impairment
CapitalSouth 113,500 $     20,584 $       47,254 $       33,585 $       80,839 $       135,000 $     32,661 $        53,245 $
Acquired 8/21/2009
Orion Bank 862,681 $     38,728 $       401,830 $     195,112 $     596,942 $     550,000 $     265,739 $       304,467 $
Acquired 11/13/09
Century Bank 296,809 $     33,396 $       131,279 $     154,134 $     285,413 $     285,000 $     11,396 $        44,792 $
Acquired 11/13/09
Sterling Bank 84,305 $       - $            13,828 $       70,477 $       84,305 $       52,000 $       - $              -
Acquired 7/23/10
Total 1,357,295 $  92,708 $       594,191 $     453,308 $     1,047,499 $  309,796 $       402,504 $

Loss Share Performance
Covered Portfolio Performance

($ in thousands)
Additional
Impairment
Loan
Recapture
Loan
Impairment
Total Loan
Impairment
ORE
Impairment Other
1
Additional
Impairment
12/31/2010 Q1 2011 Q1 2011 Q1 2011 Q1 2011 3/31/2011
CapitalSouth 11,099 $      (1,741) $       8,909 $        7,169 $        75 $            2,242 $        20,584 $
Acquired 8/21/2009
Orion Bank 35,273 $      (6,317) $       3,916 $        (2,401) $       803 $          5,054 $        38,728 $
Acquired 11/13/09
Century Bank 27,256 $      (2,800) $       4,470 $        1,670 $        1,172 $        3,299 $        33,396 $
Acquired 11/13/09
Sterling Bank - $           - $           - $           - $           - $           - $           - $
Acquired 7/23/10
Total 73,627 $      (10,858) $     17,296 $      6,438 $        2,049 $        10,594 $      92,708 $
Net Loans 1,519,556 $
Notes: % of Net Loans 6.1%
1
Represents ORE impairments prior to 12/31/2010
Gross Loans 2,128,894 $
% of Gross Loans 4.4%
Impairment Change

Loss Share Performance
Covered Loan Portfolio Rollforward
($ in thousands)
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,571,248 36,709 9.199% 1,466,627 39,453 10.592% 1,545,551 54,118 14.049%
Mortgage Loans 289,197 7,479 10.345% 247,827 6,159 9.941% 253,360 6,865 10.839%
Indirect Automobile - - 0.000% - - 0.000% - - 0.000%
Credit Card 1,204 25 8.374% 1,154 20 6.934% 1,083 19 7.091%
Consumer 190,836 2,893 6.015% 213,082 3,225 6.005% 196,378 3,926 8.107%
Line Of Credit-Consumer Loans 84,514 1,623 7.618% 79,958 4,582 22.733% 79,580 7,391 37.664%
Commercial & Business Banking 1,004,908 24,688 9.636% 924,098 25,467 10.792% 1,015,204 35,917 14.155%
Loans in Process 589 - 0.000% 508 - 0.000% (54) - 0.000%
Overdrafts 1 - 0.000% 0 - 0.000% 0 - 0.000%
FDIC Loss Share Receivable 865,810 (5,025) -2.271% 899,558 (8,619) -3.749% 708,809 (21,913) -12.366%
Net Covered Loan Portfolio 2,437,058 31,684 5.133% 2,366,185 30,834 5.143% 2,254,360 32,205 5.744%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,571,248 36,709 9.199% 1,466,627 39,453 10.592% 1,545,551 54,118 14.049%
CapitalSouth Bank 273,100 5,268 7.634% 250,865 8,355 13.171% 251,762 10,188 16.262%
Orion Bank 817,253 20,627 9.881% 742,289 24,721 13.046% 823,081 32,651 16.025%
Century Bank 366,169 8,860 9.580% 332,360 3,878 4.610% 339,135 9,156 10.795%
Sterling Bank 114,725 1,953 5.860% 141,113 2,499 6.770% 131,574 2,123 6.472%
FDIC Loss Share Receivable 865,810 (5,025) -2.271% 899,558 (8,619) -3.749% 708,809 (21,913) -12.366%
CapitalSouth Bank 77,103 (954) -4.840% 79,553 (2,600) -12.788% 58,914 (1,877) -12.744%
Orion Bank 551,435 (4,562) -3.237% 555,610 (5,568) -3.921% 418,948 (18,861) -18.009%
Century Bank 186,425 349 0.732% 197,355 (593) -1.177% 163,829 (1,385) -3.383%
Sterling Bank 50,847 141 1.089% 67,040 142 0.830% 67,119 210 1.253%
Net Covered Loan Portfolio 2,437,058 31,684 5.133% 2,366,185 30,834 5.143% 2,254,360 32,205 5.744%
CapitalSouth Bank 350,204 4,314 4.887% 330,418 5,756 6.921% 310,676 8,311 10.762%
Orion Bank 1,368,688 16,066 4.596% 1,297,899 19,153 5.783% 1,242,029 13,790 4.546%
Century Bank 552,594 9,209 6.595% 529,715 3,285 2.457% 502,963 7,770 6.177%
Sterling Bank 165,573 2,095 4.393% 208,153 2,641 4.854% 198,692 2,333 4.709%
3Q2010 4Q2010 1Q2011
3Q2010 4Q2010 1Q2011

41 Acquisitions

OMNI BANCSHARES, Inc.
•
Announced February 22, 2011
•
Adds 14 branches – nearly doubles
distribution and market share in New
Orleans, LA MSA
•
Complementary client base – enhances
ability to compete and capitalize on
current market dislocation
•
Total Loans:  $525 million
•
Total Assets:  $735 million
•
Total Deposits:  $646 million
•
Total Equity: $31 million plus $15
million trust preferred
•
Total deal value of $40 million plus
assume $24 million in trust preferred
and holding company debt
•
Includes $51 million, pre-tax credit
mark (9% of loans)
•
Price / Tangible Book: 1.3x
•
Core Deposit Premium:  1.8%
•
Adjusted Core Deposit Premium:  6.2%
•
Accretive to EPS
•
Slightly dilutive to TVBS
•
High teens IRR

IBERIABANK Branches
OMNI Branches

Cameron Bancshares, Inc.

Cameron Branches
•
Announced March 11, 2011
•
Adds 22 branches in Lake Charles MSA
•
Attractive, established client base
including a favorable small business
and retail client mix
•
Total Loans:  $408 million
•
Total Assets:  $706 million
•
Total Deposits:  $575 million
•
Total Equity:  $77 million
•
Total deal value of $133 million
•
Includes $25 million, pre-tax credit
mark (6% of loans)
•
Price / Tangible Book: 1.7x
•
Core Deposit Premium:  13.4%
•
Adjusted Core Deposit Premium:
12.3%
•
Accretive to EPS
•
Slightly dilutive to TVBS
•
IRR in excess of 20%

Summary of Acquisitions 1Q11
•
Total Assets of $1.4 Billion (+14%)
•
Securities of $0.3 Billion (+12%)
•
Total Loans of $0.9 Billion (+15%)
•
Total Deposits of $1.2 Billion (+15%)
•
Shareholders Equity of $0.1 Billion (+8%)
•
36 Offices in 3 MSAs in Louisiana (+25%)
•
497 Employees (+23%)

Data as of December 31 ,2010

45 Markets

Markets – Local Economies
Unemployment – vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics
Consistently
Low Rates Of
Unemploy-
ment In Our
Legacy MSAs
Many Of Our
Legacy
Markets Not
Dependent
On Housing
For Growth
Assets In
FDIC-
Assisted
Acquisition
Markets Are
Protected
Under Loss-
Share
Agreements

Markets – Local Economies
Freddie Mac – Regional Prices
FHLMC, “Home Values Decline in Fourth Quarter"
February 28, 2011
Source: Freddie Mac
Last 5-Year
Housing
Price Last 12 4Q10 vs.
Region States Included Change Months 3Q10
Middle Atlantic NY, NJ, PA -0.6% -1.7% -4.4%
New England CT, MA, ME, NH, RI, VT -11.7% -1.8% -8.8%
West South Central LA, AR, TX, OK 8.4% -2.1% -9.2%
East North Central IL, IN, MI, OH, WI -12.4% -2.9% -8.3%
Mountain AZ, CO, ID, MT, NM, NV, UT, WY -20.0% -2.9% -16.0%
West North Central IA, KS, MN, MO, ND, NE, SD -5.3% -3.7% -10.9%
East South Central TN, AL, MS, KY 1.5% -3.9% -8.5%
South Atlantic NC, SC, FL, GA, VA, MD, WV, DC, DE -16.9% -5.7% -10.6%
Pacific CA, OR, WA, HI, AK -26.7% -6.3% -14.4%
United States -12.3% -4.3% -10.1%

48 Markets – Local Economies Housing Price Change Vs. U.S. MSAs 48 Source: Freddie Mac, 4Q10 Data

Markets – Local Economies
House Price Decline Probability
Local Housing
Prices Did Not
Escalate
Rapidly, So
Little House
Price “Snap-
Back”
According To
PMI, Our
Legacy Markets
Have Some Of
The Lowest
Probabilities To
Exhibit Housing
Price Declines
Over Next 2
Years
Source: PMI Economic Real Estate Trends as of 2Q10

Markets-Local Economies
IBKC Market Demographics
Source: SNL Financial - Pro Forma pending acquisitions
MSA
IBKC
Market
Rank
IBKC
Offices
IBKC
Deposits
IBKC Dep
Mkt. Share
(%)
Percent of
IBKC
Franchise
Market
Population
Population
Change
2000-10
(%)
Projected
Population
Change
2010-15
(%)
Median
HH
Income
2010
($)
HH
Income
Change
2000-10
(%)
Projected
HH Income
Change
2010-15
(%)
FLORIDA
North Port-Bradenton-Sarasota, FL 4 13 942,036 5.55 10.85 712,761 20.82 4.06 51,943 27.68 10.66
Naples-Marco Island, FL 4 7 824,574 7.46 9.50 332,156 32.13 5.99 62,368 28.82 11.33
Miami-Fort Lauderdale-Pompano Beach-Homestead, FL 30 10 758,759 0.48 8.74 5,513,060 10.09 1.37 51,835 28.66 13.46
Key West, FL 5 5 197,375 8.74 2.27 73,868 (7.19) (4.68) 53,763 25.83 10.94
Cape Coral-Fort Myers, FL 15 4 197,292 1.69 2.27 628,829 42.63 8.17 51,699 28.21 10.86
Jacksonville, FL 30 3 80,159 0.18 0.92 1,389,042 23.72 7.08 54,392 27.54 11.94
LOUISIANA
New Orleans-Metairie-Kenner, LA 5 25 1,323,690 4.75 13.35 1,187,772 (9.78) 8.77 42,621 20.67 6.36
Lafayette, LA 1 13 1,294,043 24.87 14.90 263,368 10.16 4.27 40,904 15.26 8.20
New Iberia, LA 1 4 825,934 48.14 9.51 75,402 2.92 0.17 35,185 13.27 7.36
Lake Charles, LA 3 19 537,623 17.22 5.42 194,964 0.72 (0.15) 40,423 14.49 9.42
Baton Rouge, LA 5 5 381,350 2.48 3.85 789,682 11.86 4.80 42,872 14.54 7.08
Monroe, LA 3 7 318,375 11.65 3.67 174,353 2.53 1.13 35,606 12.22 10.11
Shreveport-Bossier City, LA 7 2 202,919 3.42 2.34 394,961 5.05 1.61 37,988 14.48 8.83
Ruston, LA 3 2 99,879 9.35 1.15 57,874 (0.06) (0.30) 30,621 11.16 4.98
Crowley, LA 4 2 55,324 7.29 0.64 60,988 3.61 0.49 29,921 12.20 4.42
Abbeville, LA 9 2 47,411 5.48 0.55 56,867 5.69 1.46 31,930 8.45 6.64
Bastrop, LA 6 2 18,964 7.19 0.22 28,799 (7.16) (3.98) 27,955 11.26 5.29
Houma-Bayou Cane-Thibodaux, LA 14 1 14,864 0.37 0.17 204,128 4.96 0.46 39,560 12.74 9.36
ARKANSAS
Little Rock-North Little Rock-Conway, AR 9 11 439,589 3.25 5.06 694,164 13.70 5.87 51,146 31.38 13.27
Jonesboro, AR 3 6 215,850 8.60 2.49 119,895 11.26 6.02 39,890 28.23 16.63
Fayetteville-Springdale-Rogers, AR-MO 18 8 121,448 1.62 1.40 461,723 33.04 10.17 48,929 35.01 9.83
Paragould, AR 9 1 8,933 1.25 0.10 41,398 10.89 4.05 39,063 26.62 15.16
TENNESSEE
Memphis, TN-MS-AR 24 2 170,942 0.77 1.72 1,325,833 10.01 4.28 51,618 30.32 11.85
TEXAS
Houston-Sugar Land-Baytown, TX 83 5 52,825 0.04 0.53 6,017,013 27.60 10.46 58,086 30.07 14.35
ALABAMA
Birmingham-Hoover, AL 13 3 249,344 0.90 2.87 1,133,874 7.76 3.39 45,636 20.09 6.12
Montgomery, AL 13 2 86,103 1.47 0.99 372,902 7.61 3.06 44,338 19.12 8.45
Mobile, AL 11 1 70,134 1.18 0.81 410,234 2.60 1.01 39,492 17.15 9.17
Huntsville, AL 17 2 67,999 0.94 0.78 407,958 19.15 9.36 51,241 18.68 7.69
Aggregate: National 96.86 23,310,275 9.60 4.06 45,656 21.40 9.47

Markets – Local Economies
IBKC Office Optimization
Entered 3 New Markets
Acquired 12 Offices (All)
Closed/Consolidated 18
Offices (All Types)
Opened 10 New Bank
Offices
Opened 7 Mortgage
Offices
Divested/Sold 1 Office
5 Office Realignments
1999 Through 2005 Since 2005
Entered 26 New Markets
Acquired 138 Offices (All)
Closed/Consolidated 35
Offices (All Types)
Opened 21 New Bank
Offices
Opened 23 Mortgage
Offices
Opened 2 Title Office
13 Office Realignments

Markets – Local Economies
Oil & Gas Impact
Source: Bloomberg
$4.23
$107.12
$-
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
Natural Gas (Left Scale)
Crude Oil (Right Scale)
Natural Gas
Crude Oil
Natural Gas Average = $4.04
Crude Oil Average = $39.18

Summary Of IBKC
Industry Operating Environment--Challenging
•
Housing
•
Credit Risk
•
Interest Rate Risk
•
Operations Risk
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Organic And External Growth
Expense Controls And Revenue Growth
EPS/Stock Price Linkage - Shareholder Focus
Favorable Risk/Return Compared To Peers